UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2008
Date of Report (Date of earliest event reported)
___________________________________________________________

SAFESTITCH MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

Delaware	0-19437	11-2962080
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

4400 Biscayne Boulevard, Suite 670, Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

(305) 575-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐› Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐› Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐› Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐› Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 7.01 Regulation FD Disclosure

The slides and additional financial information attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Presentation”), which is incorporated by reference in this Item 7.01, is initially being presented by certain members of management of SafeStitch Medical, Inc. (the “Company”) on September 22, 2008 at the UBS Global Life Sciences Conference.

Additionally, attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated by reference in this Item 7.01 is a letter to stockholders, dated September 19, 2008 (the “Stockholder Letter”). The Company anticipates mailing the Stockholder Letter on or about September 26, 2008 to stockholders of record as of September 17, 2008.

The information in this report (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This report shall not be deemed an admission as to the materiality of any information herein (including Exhibits 99.1and 99.2).

Statements contained in the attached Presentation and Stockholder Letter are made pursuant to the Safe Harbor for forward-looking statements described in the Private Securities Litigation Reform Act of 1995. In these communications, the Company may make certain statements that are forward-looking, such as statements regarding the Company’s future results and plans, and anticipated trends in the industry and economies in which the Company operates. These forward-looking statements are the Company’s expectations on the date of the Presentation and the Stockholder Letter, respectively, and the Company will make no efforts to update these expectations based on subsequent events or knowledge. These forward-looking statements are based on the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions, including that the Company’s revenue may differ from that projected; that the Company may be further impacted by slowdowns, postponements or cancellations in the Company’s clients’ businesses, or deterioration in the financial condition of the Company’s clients; that the Company’s targeted service markets may not expand as the Company expects; that the Company may experience delays in the awarding of customer contracts; that the Company’s reserves and allowances may be inadequate, or the carrying value of the Company’s assets may be impaired; that the Company may experience increased costs associated with realigning the Company’s business, or may be unsuccessful in those efforts and any of the other risks in the Company’s Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2007. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from the results expressed or implied in any forward-looking statements made by the Company in these communications. These and other risks, uncertainties and assumptions are detailed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

99.1	Presentation materials.

99.2	Letter to Stockholders dated September 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFESTITCH MEDICAL, INC.

By: /s/ Adam S. Jackson
Name: Adam S. Jackson
Title: Chief Financial Officer

Date: September 22, 2008

Exhibit Index

Exhibit Number	Description

99.1	Presentation materials.

99.2	Letter to Stockholders dated September 19, 2008